UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 7, 2026

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10865 Road to the Cure, Suite 150, San Diego, California (Address of principal executive offices)	92121 (Zip Code)

(858) 727-1755

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CAPR	The Nasdaq Global Select Market

Item 7.01	Regulation FD Disclosure.

On May 7, 2026, Capricor Therapeutics, Inc. (the “Company” or “Capricor”) announced that it has filed a Complaint for Equitable Relief (the “Complaint”) and Application for Preliminary Injunction (collectively, the “Lawsuit”) in the Superior Court of New Jersey, Chancery Division, Bergen County.

A copy of the press release has been attached as Exhibit 99.1 hereto and is incorporated herein by reference. A copy of the Complaint has been attached as Exhibit 99.2 hereto and is incorporated by reference.

The information under Item 7.01 of this Current Report on Form 8-K, Exhibit 99.1 attached hereto is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 8.01	Other Events.

On May 7, 2026, Capricor announced that it has filed a Complaint for Equitable Relief and Application for Preliminary Injunction in the Superior Court of New Jersey, Chancery Division, Bergen County (the “Lawsuit”). The Lawsuit alleges a fundamental pricing flaw in the Commercialization and Distribution Agreement dated January 24, 2022, between the Company and Nippon Shinyaku Co., Ltd. (the “U.S. Distribution Agreement”). The Lawsuit also seeks relief from Nippon Shinyaku Co. Ltd.’s U.S. subsidiary, NS Pharma (collectively “NS”). The Lawsuit alleges that NS have failed to adequately prepare for the commercial launch of the Company’s product Deramiocel in the United States and have otherwise materially breached the terms of the U.S. Distribution Agreement. The Company seeks rescission of the U.S. Distribution Agreement, declaratory judgment that the Company has the right to distribute Deramiocel directly or through distributors other than NS, preliminary injunctive relief, and other equitable remedies.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, any statements relating to the Complaint or the potential outcome thereof. Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to the Company. Such statements are neither promises nor guarantees, and involve a number of known and unknown risks, uncertainties and assumptions. Actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, without limitation, risks and uncertainties associated with the Complaint and other risks identified from time to time in the reports the Company files with the Securities and Exchange Commission (the “SEC”), including the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise any of the statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, titled “Capricor Therapeutics Takes Legal Action to Protect Patient Access to Deramiocel for Duchenne Muscular Dystrophy”, dated May 7, 2026.

99.2	Complaint for Equitable Relief, filed May 7, 2026.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: May 7, 2026	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer

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